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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)     May 6, 2005
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                   000-22194              36-2815480
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(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
Incorporation)                          File Number)        Identification No.)

233 South Wacker Drive, Chicago, Illinois                        60606
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Dismissal of KPMG LLP

         KPMG LLP ("KPMG") previously served as the independent accountants for SPSS Inc. ("SPSS" or the "Company"). On May 6, 2005, the Audit Committee of the Board of Directors of the Company dismissed KPMG as the Company's independent accountants.

         The audit reports of KPMG on the Company's financial statements as of and for the years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report states that "as discussed in Note 1 to the consolidated financial statements, effective July 1, 2003, the Company adopted SFAS No. 150, `Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.'"

         As described in the Company's Annual Report on Form 10-K for fiscal year 2004 filed with the Securities and Exchange Commission on March 16, 2005, as amended by a Form 10-K/A filed with the Securities and Exchange Commission on April 22, 2005 (collectively, the "2004 Annual Report"), the audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effects of the material weaknesses on the achievement of objectives of the control criteria and contains an explanatory paragraph that states that the following material weaknesses have been identified as of December 31, 2004, and included in management's assessment:

REVENUE

     The Company identified a material weakness in its internal control over financial reporting related to revenue resulting from the aggregation of the following deficiencies:


     o The Company's review of software contracts was not sufficiently documented and did not identify certain non-standard contract terms which required further analysis to ensure compliance with U.S. generally accepted accounting principles;

     o Certain deferred revenue account reconciliations lacked adequate documentation and analysis of reconciling items and, in international locations, lacked an appropriate review;

     o The Company's documentation of controls over the completeness and accuracy of product shipments from international third-party fulfillment centers was insufficient;

     o The Company's documentation of controls for information technology applications ensuring completeness, existence, and accuracy of revenue and deferred revenue was insufficient;

     o The Company's international revenue recognition policy was not comprehensive; and

     o The Company's analyses, primarily in international locations, to establish the fair value of undelivered elements in software arrangements were not sufficient.


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     As a result, misstatements were identified in the Company's revenue recognized which were corrected prior to issuance of the consolidated financial statements as of and for the year ended December 31, 2004. Because of these deficiencies, there is more than a remote likelihood that a material misstatement in the Company's annual or interim financial statements due to errors in accounting for revenue could occur and not be prevented or detected by its internal control over financial reporting.

INCOME TAXES

     The Company did not have the appropriate level of expertise assigned to calculate, document, and review its accounting for income taxes. In addition, the Company did not maintain adequate documentation and lacked an adequate review process to ensure the reasonableness of assumptions underlying determinations regarding the recoverability of recorded deferred tax assets. These deficiencies in the Company's internal control over financial reporting resulted in material misstatements in the income tax provisions and deferred tax balances. Adjustments were recorded in the consolidated financial statements as of and for the year ended December 31, 2004 to correct these misstatements.


         During the two years ended December 31, 2004 and December 31, 2003 and during the subsequent interim period through the date of dismissal, the Company had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports. During the two years ended December 31, 2004 and December 31, 2003 and during the subsequent interim period through the date of dismissal, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission), except that KPMG advised the Company of the material weaknesses in internal control over financial reporting related to revenue and income taxes, as described in the above paragraph and as more fully described in the 2004 Annual Report. Further, in connection with its audit of the Company's consolidated financial statements as of and for the year ended December 31, 2003, KPMG identified a material control weakness relating to income taxes, revenue, account reconciliations, capitalized software and other items, which is further described in the Company's Annual Report on Form 10-K for fiscal year 2003 filed with the Securities and Exchange Commission on July 29, 2004.

         SPSS has provided KPMG with a copy of this report prior to its filing with the Securities and Exchange Commission. KPMG has provided us a letter, dated May 12, 2005, and addressed to the Securities and Exchange Commission. This letter is attached to this Form 8-K as Exhibit 16.1 and is incorporated herein by reference.


(b)      Engagement of Grant Thornton LLP

         The Audit Committee of the Board of Directors of the Company engaged Grant Thornton LLP ("Grant Thornton") as the independent accountants of the Company on May 9, 2005. Grant Thornton was not engaged as either the principal accountant to audit the Company's financial statements or as an independent accountant to audit a significant subsidiary of the Company


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 during the years ended December 31, 2004 and December 31, 2003 or during the subsequent interim period through the date of engagement. In addition, the Company did not consult Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)) during the years ended December 31, 2004 and December 31, 2003 or during the subsequent interim period through the date of engagement.

         ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  16.1     Letter, dated May 12, 2005, of KPMG LLP




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SPSS INC.

                             By: /s/ Raymond H. Panza
                                 -----------------------------------------------
                                 Raymond H. Panza
                                 Executive Vice President, Corporate Operations,
Dated: May 12, 2005              Chief Financial Officer, and Secretary





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